EXHIBIT 99.1

                                  CERTIFICATION

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of the BFA Liquidation Trust (the "TRUST"), that, to his knowledge, the Quarterly Report of the Trust on Form 10-Q for the three months ended March 31, 2003 and March 31, 2002, fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Trust.

Date: May 13, 2003                      By: /s/ Clifton R. Jessup, Jr.
                                            ------------------------------------
                                        Name: Clifton R. Jessup, Jr.
                                        Title: Liquidating Trustee

Date: May 13, 2003                      By: /s/ Mark A. Roberts
                                            ------------------------------------
                                        Name: Mark A. Roberts
                                        Title: Assistant to the Liquidating
                                               Trustee